Filed pursuant to 497(e)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JANUARY 14, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS REVISED MAY 7, 2020, AS SUPPLEMENTED

BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO

James C. Kieffer no longer serves as portfolio manager of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Mr. Kieffer is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE